Exhibit 99.9

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
August 31, 1997



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.9071%



        Excess Protection Level
          3 Month Average  4.61%
          August, 1997  4.52%
          July, 1997  4.48%
          June, 1997  4.83%


        Cash Yield                                  17.46%


        Investor Charge Offs                        4.84%


        Base Rate                                   8.10%


        Over 35 Day Delinquency                     4.66%


        Seller's Interest                           14.91%


        Total Payment Rate                          12.37%


        Total Principal Balance                     $30,603,901,306.35


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,563,766,787.86